UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 15, 2004 (Date of earliest event reported)
Hudson River Bancorp, Inc (Exact name of registrant as specified in its charter)
NY (State or other jurisdiction of incorporation)	000-24187 (Commission File Number)	14-1803212 (IRS Employer Indentification Number)
	One Hudson City Centre (Address of principal executive offices)	12534 (Zip Code)
Registrant's telephone number, including area code: 518 828-4600

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Hudson River Bancorp, Inc dated April 15, 2004

Item 12. Results of Operations and Financial Condition

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2004	HUDSON RIVER BANCORP, INC By: /s/ Timothy E. Blow Timothy E. Blow Chief Financial Officer